SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofThe
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2003

IKON Office Solutions, Inc.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	File No. 1-5964 (Commission File Number)	23-0334400 (IRS Employer Identification Number)

  P.O. Box 834, Valley Forge, Pennsylvania      19482

Registrant’s telephone number, including area code: (610) 296-8000

                       Not Applicable
(Former name or former address, if changed since last report)

Item 5.     Other Events and Regulation FD Disclosure

                On December 29, 2003, IKON Office Solutions, Inc. (the “Company” or “IKON”) announced the election of a new board member, William L. Meddaugh.  The Company’s press release dated December 29, 2003 containing further details is attached.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

c.	The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:
(99) Press Release dated December 29, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IKON OFFICE SOLUTIONS, INC.
By: /s/ William S. Urkiel William S. Urkiel Senior Vice President and Chief Financial Officer

Dated: December 30, 2003